UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

Supernova Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-165373	98-0628594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification Number)

7230 Indian Creek Lane #201, Las Vegas, NV 89149

(Address of principal executive offices) (Zip Code)

153 W Lake Mead Pkwy, Ste 2240, Henderson, NV	89015
(Former address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 839-4029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On December 12, 2014, Peter A. Hewitt resigned as the sole director of the company and appointed Kevin G. Malone as director and Mr. Malone consented to act as director. At a Board of Directors meeting on December 15, 2014, Mr. Malone was elected as President, Secretary, CEO and CFO of the company.

Kevin G. Malone, Director, President, Secretary, CEO and CFO

Since February 2013 Kevin Malone has served on the board of US Highland Inc. Prior to joining US Highland Mr. Malone has worked in the financial service industry since 1985. From March 2009 through October 2012 Mr. Malone served as head trader for R.F. Lafferty & Company, Inc. From January 2006 until March 2009 Mr. Malone worked in the same capacity at Westminster Securities Corporation. From December 2002 through January 2006 Mr. Malone worked for Aegis Capital Corporation.

Item 9.01	Financial Statements and Exhibits

Exhibits

No.	Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 23, 2014

Supernova Energy, Inc.

By: /s/ Kevin G Malone
Kevin G. Malone, President, CEO, CFO

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EXHIBIT INDEX

No.	Exhibits

None

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